                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  ---------


                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     February 20, 1997



                         ALLEGHENY TELEDYNE INCORPORATED
             (Exact name of registrant as specified in its charter)


           DELAWARE                       1-12001            25-1792394
(State or other jurisdiction            (Commission         (IRS Employer
      of incorporation)                File Number)       Identification No.)

1000 SIX PPG PLACE, PITTSBURGH, PENNSYLVANIA                 15222-5479
  (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code:  412-394-2800

Item 5.     OTHER EVENTS.
            -------------

The following financial information of Allegheny Teledyne Incorporated is attached hereto, incorporated herein and filed as part of this Current Report on Form 8-K:

Sales and Operating Profit by Business Segment for the three month periods ended March 31, 1995, June 30, 1995, September 30, 1995 and December 31, 1995;



Sales and Operating Profit by Business Segment for the three month periods ended March 31, 1996, June 30, 1996, September 30, 1996 and December 31, 1996;



Sales and Operating Profit by Business Segment for the years ended December 31, 1995 and December 31, 1996.

               ALLEGHENY TELEDYNE INCORPORATED AND SUBSIDIARIES

                Sales and Operating Profit by Business Segment
                                  (In millions)

                                            Three Months Ended
                              3/31/95      6/30/95      9/30/95      12/31/95
Sales:
Specialty metals            $  571.7     $  566.6     $  545.0     $  520.3
Aerospace and
 electronics                   234.0        225.3        223.5        231.6
Industrial                      93.9        102.7         91.2         90.7
Consumer                        61.7         66.4         67.7         72.1
                            --------     --------     --------     --------
 Total continuing
  operations                   961.3        961.0        927.4        914.7
Operations sold or
  held for sale                 56.9        133.8         35.4         57.6
                            --------     --------     --------     --------
  Total Sales               $1,018.2     $1,094.8     $  962.8     $  972.3
                            ========     ========     ========     ========

Operating Profit:
Specialty metals            $   79.0     $   88.3     $   76.2     $   57.6
Aerospace and
 electronics                    22.4         22.6         21.7         21.5
Industrial                       9.9         10.6          8.5          4.5
Consumer                         0.8          3.1          4.0          4.8
                            --------     --------     --------     --------
  Operating Profit             112.1        124.6        110.4         88.4
                            --------     --------     --------     --------
Merger and re-
 structuring costs              (3.8)        (2.0)        (0.3)        (0.3)
Corporate expenses             (10.6)       (14.9)        (4.3)       (12.0)
Interest expense, net          (10.1)        (9.3)        (9.1)        (9.1)
Operations sold or
 held for sale                  61.5          9.2          1.7         11.5
Excess pension income            2.8          2.7          0.0          1.8
                            --------     --------     --------     --------
Income before income
 taxes and extra-
 ordinary losses            $  151.9     $  110.3     $   98.4     $   80.3
                            ========     ========     ========     ========

               ALLEGHENY TELEDYNE INCORPORATED AND SUBSIDIARIES
                Sales and Operating Profit by Business Segment
                                  (In millions)

                                            Three Months Ended
                              3/31/96      6/30/96      9/30/96      12/31/96
Sales:
Specialty metals            $  537.4     $  538.6     $  486.4     $  482.9
Aerospace and
 electronics                   259.4        251.9        223.7        252.8
Industrial                     118.0        125.0        100.2        103.9
Consumer                        66.0         73.0         68.2         80.7
                            --------     --------     --------     --------
 Total continuing
  operations                   980.8        988.5        878.5        920.3
Operations sold or
  held for sale                 37.1          9.2          1.2          0.0
                            --------     --------     --------     --------
  Total Sales               $1,017.9     $  997.7     $  879.7     $  920.3
                            ========     ========     ========     ========

Operating Profit:
Specialty metals            $   67.9     $   81.2     $   59.2     $   70.6
Aerospace and
 electronics                    24.4         21.7         19.0         34.8
Industrial                      12.3         11.9          8.7         11.1
Consumer                         3.4          5.9          3.2          6.0
                            --------     --------     --------     --------
  Operating Profit             108.0        120.7         90.1        122.5
                            --------     --------     --------     --------
Merger and re-
 structuring costs               0.0         (6.7)       (31.9)       (18.9)
Corporate expenses             (10.4)        (9.7)       (12.2)        (9.8)
Interest expense, net          (10.0)        (9.7)        (9.4)        (5.6)
Operations sold or
 held for sale                  42.7          2.8          0.9         14.1
Excess pension income            3.1          2.9          6.0          5.2
                            --------     --------     --------     --------
Income before income
 taxes and extra-
 ordinary losses            $  133.4     $  100.3     $   43.5     $  107.5
                            ========     ========     ========     ========

               ALLEGHENY TELEDYNE INCORPORATED AND SUBSIDIARIES
                Sales and Operating Profit By Business Segment
                                  (In Millions)


                                                    Year Ended December 31,
                                                       1995            1996
Sales:
Specialty metals                                 $2,203.6          $2,045.3
Aerospace and electronics                           914.4             987.8
Industrial                                          378.5             447.1
Consumer                                            267.9             287.9
                                                 --------          --------
 Total continuing operations                      3,764.4           3,768.1
 Operations sold or held for sale                   283.7              47.5
                                                 --------          --------
  Total Sales                                    $4,048.1          $3,815.6
                                                 ========          ========

Operating Profit:
Specialty metals                                 $  301.1          $  278.9
Aerospace and electronics                            88.2              99.9
Industrial                                           33.5              44.0
Consumer                                             12.7              18.5
                                                 --------          --------
 Operating Profit                                   435.5             441.3
                                                 --------          --------
Merger and restructuring costs                       (6.4)            (57.5)
Corporate expenses                                  (41.8)            (42.1)
Interest expense, net                               (37.6)            (34.7)
Operations sold or held for sale                     83.9              60.5
Excess pension income                                 7.3              17.2
                                                 --------          --------
Income before income taxes and
 extraordinary losses                            $  440.9          $  384.7
                                                 ========          ========



                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ALLEGHENY TELEDYNE INCORPORATED


February 20, 1997             By:
                                       ----------------------------
                                          James L. Murdy
                                          Executive Vice President-
                                           Finance and Administration
                                           and Chief Financial Officer